FINANCIAL EXPENSE (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
FINANCIAL EXPENSE [Abstract]
Interest expenses	$ 107	$ 35	$ 29
Fair value adjustments for deferred revenues	109	55
Exchange rate loss	828	169	$ 86
Bank charges	101	93	171
Financial expenses , net	$ 1,145	$ 352	$ 286